SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 7	-	SUBSEQUENT EVENTS

As of October 18, 2022, all Series A Convertible Preferred and Series C Convertible Preferred were converted into shares of common stock. As of November 14, 2022, the Company has 112,033,909 shares of common stock issued and outstanding.

NOTE 11	-	SUBSEQUENT EVENTS

The Company evaluates events or transactions that occur after the balance sheet date but prior to the issuance of the consolidated financial statements to identify matters that require additional disclosure. The Company has concluded that no subsequent event has occurred that require disclosure other than the below.

On March 6, 2022, shareholders of the Company (the “Shareholders”) entered into a share exchange agreement (the “Share Exchange Agreement”) with Artemis Therapeutics, Inc (“Artemis”), a shell company incorporated in the State of Delaware.

The Share Exchange Agreement provides that, upon the terms, and subject to the conditions set forth therein, on the closing date (the “Closing”), Artemis will acquire all of the outstanding shares of the Company (the “Manuka Shares”) from the Shareholders in exchange of the issuance of 33,791,641 shares of Common Stock and 110,000 Preferred D shares of Artemis (the “Consideration Shares”). Such preferred shares are convertible into 66,000,000 shares of Common Stock of Artemis. As a result, the Shareholders will hold, immediately following the Closing, eighty-seven percent (89%) of Artemis’s issued and outstanding share capital.

The Share Exchange Agreement is accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, Artemis was treated as the “acquired” company for financial reporting purposes and the Company is considered the accounting acquirer.